UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2004

Baldor Electric Company

(Exact name of registrant as specified in its charter)

Missouri	01-07284	43-0168840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

479-646-4711

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is being provided under Item 2.02 – Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On October 14, 2004, Baldor Electric Company issued a news release to report its financial results for the third quarter and first nine months of 2004. The release is furnished as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits

(c)	See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date October 20, 2004	/s/ Ronald E. Tucker
Ronald E. Tucker
Chief Financial Officer and Secretary
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description
99	Company issued news release dated October 14, 2004